UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 27, 2009

CARNIVAL CORPORATION	CARNIVAL PLC
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London, SE1 2NE United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2009, Costa Crociere S.p.A. (“Costa”), a subsidiary of Carnival plc, entered into a new service agreement with Pier Luigi Foschi, Chairman and Chief Executive Officer of Costa and a named executive officer. The agreement provides for twelve month terms, which automatically renew unless either party gives 60 days advance written notice. Pursuant to the agreement, Mr. Foschi’s annual base salary compensation for 2009 is €835,000. He also receives €115,000 annually as consideration for a non-competition provision whereby he may not undertake to operate in favor of companies in competition with Costa nor acquire a shareholding in such companies (unless the company is a listed company, in which case his ownership may not exceed 2%), entice away any of Costa’s suppliers of goods or services, nor induce any employee to resign in order to enter into an employment or independent contractor relationship in favor of other cruise vessel operators or owners.

Pursuant to the agreement, Mr. Foschi’s annual performance based bonus will be determined pursuant to the Costa Crociere CEO Lines Management Incentive Plan (the “Costa MIP”) for fiscal 2009 and thereafter, unless the Costa MIP is terminated by the Compensation Committees. The Costa MIP is designed to focus the attention of Mr. Foschi on achieving outstanding performance results as reflected in the operating income of (1) Costa, including its Asia operations, (2) Iberocruceros (3) AIDA Cruises, and/or (4) any other operating company under the management of the Costa CEO (the entities identified in (1), (2), (3) and (4) shall be collectively referred to as the “Group” and each of such entities shall be individually referred to as a “Member”) and the operating income of Carnival Corporation & plc (the “Corporation”), as well as other relevant measures.

The Compensation Committees have set the target bonus for 2009 for Mr. Foschi at €1.5 million. Bonus funding will be calculated by reference to a Bonus Schedule that calibrates the weighted Group Operating Income Target Per Berth Day (75%) and the Corporation Operating Income Target (25%) for the Plan Year with the target bonus. The performance range in the Bonus Schedule is from 75% to 120% of the Operating Income Targets with results at 75% or less producing a preliminary bonus amount equal to 50% of the target bonus and at 120% or more producing a preliminary bonus amount equal to 150% of the target bonus. Results from 75% to 120% of the Operating Income Targets will be calculated using interpolation.

The Compensation Committees may, in their discretion, increase or decrease the Group Operating Income Target Per Berth Day and/or the Corporation Operating Income Target or establish an alternative target for any reason they deem appropriate. In addition, in the discretion of the Compensation Committees, certain items, including, but not limited to, gains or losses on ship sales can be excluded from the Group Operating Income Target Per Berth Day and/or the Corporation Operating Income and/or the actual Group and/or Corporation Operating Income for any Plan Year.

Following the end of each fiscal year, the actual Group Operating Income Per Berth Day and the actual Corporation Operating Income for the Plan Year will be confirmed, and the Compensation Committees shall determine the preliminary bonus amount for Mr. Foschi by reference to the Bonus Schedule. The Compensation Committees may then consider other factors deemed, in their discretion, relevant to the performance of the Group and the Corporation, including, but not limited to, the impacts of changes in accounting principles, unusual gains and/or losses and other events outside the control of Mr. Foschi. The Compensation Committees may also consider other factors they deem, in their discretion, relevant to the performance of the Group or Mr. Foschi, including, but not limited to, operating performance metrics (such as return on investment, revenue yield, costs per ALBD), successful implementation of strategic initiatives and business transactions, significant business contracts, departmental accomplishments, executive recruitment, new ship orders, and management of health, environment, safety and security matters. Based on such factors, the Compensation Committees may, in their discretion, increase or decrease the preliminary bonus amount by any amount deemed appropriate to determine the final bonus amount. The final bonus amount shall not exceed 200% of Mr. Foschi’s target bonus.

Capitalized terms used in the above description and not otherwise defined shall have the meanings set forth in the Costa MIP.

If Mr. Foschi’s agreement is terminated by Costa for reasons other than Mr. Foschi’s breach of his obligations under the agreement or because Mr. Foschi is removed as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation of €115,000, and a bonus equal to the bonus paid the year prior to termination (unless in the case of a change of control an alternative contractual arrangement is entered into with the new controlling group).

The foregoing summary is qualified in its entirety by reference to the service agreement, a copy of which is attached as Exhibit 10.1 hereto, and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 – Service Agreement dated August 21, 2009 between Costa Crociere S.p.A. and Pier Luigi Foschi, effective August 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

/s/ Arnaldo Perez		/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Company Secretary

Date:	September 1, 2009	Date:	September 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Service Agreement dated August 21, 2009 between Costa Crociere S.p.A. and Pier Luigi Foschi, effective August 27, 2009